            PROVIDENT FINANCIAL GROUP, INC. AND SUBSIDIARIES

EXHIBIT 23 - CONSENT OF INDEPENDENT AUDITORS
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We consent to the  incorporation  by  reference  (1) in  Post-Effective
Amendment No. 1 to the Registration Statement (Form S-3 No. 333-93603),
(2) in the Registration Statements (Form S-8 No. 33-34906, Form S-8 No.
33-43102  and  Form  S-8  No.  33-84094)  pertaining  to the  Provident
Financial  Group,  Inc. 1988 Stock Option Plan,  (3) in  Post-Effective
Amendment No. 1 to the  Registration  Statement (Form S-8 No. 33-34904)
pertaining to the 1990 Provident  Financial Group,  Inc. Employee Stock
Purchase  Plan,  (4)  in  the  Registration  Statement  (Form  S-8  No.
33-90792)  pertaining to the Provident Financial Group, Inc. Retirement
Plan, (5) in the Registration Statements (Form S-8 No. 33-51230 and No.
33-62707)  pertaining to the 1992 Outside  Directors' Stock Option Plan and  the  1992  Advisory  Directors'  Stock  Option  Plan,  (6)  in the
Registration  Statement (Form S-8 No. 333-16983) pertaining to the 1996
Non-Executive  Officer  Stock  Option  Plan,  (7) in  the  Registration
Statement (Form S-8 No. 333-28393)  pertaining to the 1997 Stock Option
Plan,  (8) in the  Registration  Statement  (Form  S-8  No.  333-96503)
pertaining to the Glenway  Financial  Corporation 1990 Stock Option and
Incentive  Plan,  Fidelity  Federal  Savings Bank 1992 Stock  Incentive
Plan,  Fidelity  Financial of Ohio,  Inc. 1997 Stock Option Plan,  OHSL
Financial  Corp.  1992 Stock Option and Incentive  Plan,  and Provident
Financial  Group,  Inc. 2000 Employee Stock Option Plan, and (9) in the
Registration  Statement  (Form  S-8  No.  33-61576)  pertaining  to the
Provident  Financial  Group,  Inc.  Deferred  Compensation  Plan of our
report  dated  January  16,  2001,  with  respect  to the  consolidated financial statements of Provident Financial Group, Inc. included in the
Annual Report (Form 10-K) for the year ended December 31, 2000.

                                                  /s/ ERNST & YOUNG LLP

Cincinnati, Ohio
March 15, 2001